UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 26, 2022

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600 Houston, Texas 77056
(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)    On January 26, 2022, the Board of Directors of Quanta Services, Inc. (the “Company”) appointed Redgie Probst as Chief Operating Officer of the Company. Mr. Probst, 45, previously served as the Company’s President – Electric Power Division since March 2019. Descriptions of Mr. Probst’s experience, compensation arrangement and the Company’s standard indemnification agreement for officers, as well as transactions between Mr. Probst and the Company that are required to be reported under Item 404(a) of Regulation S-K, are set forth in the Company’s definitive proxy statement for the 2021 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 16, 2021, and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Probst and any other person pursuant to which he was selected as an officer, and Mr. Probst has no family relationship with any director, executive officer, or other person nominated or chosen by the Company to become a director or executive officer.

As of January 26, 2022, in connection with Mr. Probst’s appointment, Earl C. Austin, Jr., the Company’s President and Chief Executive Officer, relinquished his additional role as Chief Operating Officer of the Company. Mr. Austin had served as Chief Operating Officer of the Company since 2013.

Item 7.01	Regulation FD Disclosure.

On January 27, 2022, the Company issued a press release announcing the appointment of Mr. Probst as Chief Operating Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated January 27, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2022	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
Name: Donald C. Wayne Title: Executive Vice President and General Counsel